UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OF 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 16, 2002


                        SYMONS INTERNATIONAL GROUP, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


Indiana                          0-29042                   35-1707115
(State  or  other               (Commission               (IRS  Employer
Jurisdiction  of                 File  Number)             Identification  No.)
Incorporation)


                4720 Kingsway Drive, Indianapolis, Indiana 46205
                    (Address of principal executive offices)

       Registrant's telephone number, including area code:  (317) 259-6300


                                 Not Applicable
          (Former name or former address, if changed since last report)


ITEM  5.     OTHR  EVENTS
             ------------

Mark A. Paul, Vice President and Chief Financial Officer of Symons International Group, Inc. ("Company") resigned from the Company on September 13, 2002 to pursue other business opportunities. The board of directors of the Company has elected Bruce K. Dwyer as its interim Chief Financial Officer while the Company searches for permanent replacement. Mr. Dwyer previously served as Chief Financial Officer of the Company from October 1999 to September 2000 and has been a consultant to the Company since his departure.

Exhibits:  None


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               [GRAPHIC  OMITED]


                               [GRAPHIC  OMITED]


Date:  September  16,  2002                 SYMONS  INTERNATIONAL  GROUP,  INC.
                                        By:  __________________________________
                                Douglas  H.  Symons,  Chief  Executive  Officer